United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 4, 2005

                          GENTIVA HEALTH SERVICES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      1-15669                  36-4335801
(State or other jurisdiction      (Commission File No.)        (IRS Employer
      of incorporation)                                      Identification No.)

3 Huntington Quadrangle, Suite 200S, Melville, New York          11747-4627
       (Address of principal executive offices)                  (Zip Code)

                                 (631) 501-7000
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition.

On May 4, 2005, Gentiva Health Services, Inc. (the "Company") issued a press release on the subject of 2005 first quarter consolidated earnings for the Company. A copy of such release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this
Item 2.02 and Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Section 9 - Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits.

(c)               Exhibits.

                  The following exhibit is furnished herewith pursuant to Item 2.02:

Exhibit No.       Description
-----------       -----------
99.1              Press Release

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GENTIVA HEALTH SERVICES, INC.
                                    (Registrant)

                                    /s/ John R. Potapchuk
                                    -----------------------------------
                                    John R. Potapchuk
                                    Senior Vice President and
                                    Chief Financial Officer

Date: May 4, 2005


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